Schedule 14A Information
            Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  {X}

Filed by a Party other than the Registrant {  }

Check the appropriate box:

{ } Preliminary Proxy Statement    {  } Confidential, for Use of the
                                        Commission Only (as
                                        permitted by Rule 14a-6(e)(2))

{x}                                     Definitive Proxy Statement

{ }                                     Definitive Additional Materials

{ }                                     Soliciting Material Pursuant to Rule
                                        14a-11(c) or Rule 14a-12

                    First Defined Portfolio Fund, LLC

_____________________________________________________________________
            (Name of Registrant as Specified in Its Charter)

_____________________________________________________________________
 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{X} No fee required.

{ } Fee computed on table below per
Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

_____________________________________________________________________

    (2)  Aggregate number of securities to which transaction applies:

_____________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

_____________________________________________________________________

    (4)  Proposed maximum aggregate value of transaction:        N/A

_____________________________________________________________________

    (5)  Total fee paid:      N/A

_____________________________________________________________________

{ } Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is
offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

_____________________________________________________________________

    (2)  Form, schedule or registration statement no.:

_____________________________________________________________________

    (3)  Filing party:

_____________________________________________________________________

    (4)  Date filed:

_____________________________________________________________________

                                           December 15, 1999

Dear Contractholder:

I am writing to ask you to consider an important matter affecting your Defined Investments Annuity Contract. Some or all of the value of your variable annuity contract issued by American Skandia Life Assurance Corp-oration ("American Skandia") is invested in one or more of the following funds: The Dow (sm) Target 5 Portfolio, The Dow (sm) DART 10 Portfolio, Global Target 15 Portfolio, S&P Target 10 Portfolio, NASDAQ Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Phar-maceutical Portfolio, First Trust Technology Portfolio and First Trust Internet Portfolio, each of which is a series of the First Defined Port-folio Fund LLC (the "Fund" and each series of the Fund is a "Series"). American Skandia holds interests in the Series designated by you in a separate account in order to fund your annuity's account value and benefits. For this reason, you have the right to instruct American Skandia how to vote the interests in the Series attributable to your variable annuity contract.

As you know, First Trust Advisors L.P. ("First Trust") has served as adviser to each Series pursuant to an Investment Advisory and Management Agreement. As more fully explained in the attached Proxy Statement, because of the recent death of the controlling person of First Trust, the advisory agreement between the Fund and First Trust may be deemed to have terminated automatically, as a matter of law. Holders of interests in the Series are therefore being asked to approve or disapprove a proposal to approve a new advisory agreement between First Trust and the Fund on behalf of its respective Series. The new agreement will be on terms substantially identical to the prior agreement, and approval of the proposal will in no way increase the advisory fees or expenses of any Series or change the level, nature or quality of services you receive.

We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction form, date and sign it, and return it promptly in the envelope provided to be received by American Skandia on or before the close of business on January 7, 2000. The interests that you beneficially own will be voted in accordance with instructions received by that date. All interests of the Series for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the proxy issues presented. You should note that Nike Securities, L.P., the underwriter for the Fund, pursuant to a variable annuity contract it owns, may vote a majority of the interests in each Series. Nike intends to vote these interests for approval of the new investment advisory and management agreement.

Any questions or concerns you may have regarding the special meetings or the proxy should be directed to your financial representative.



                                         James A. Bowen
                                         President
                                         First Defined Portfolio Fund, LLC


                      First Defined Portfolio Fund, LLC

                      The Dow (sm) Target 5 Portfolio
                       The Dow (sm) DART 10 Portfolio
                       Global Target 15 Portfolio
                         S&P Target 10 Portfolio
                       NASDAQ Target 15 Portfolio
                First Trust 10 Uncommon Values Portfolio
                      First Trust Energy Portfolio
                First Trust Financial Services Portfolio
                     First Trust Internet Portfolio
                  First Trust Pharmaceutical Portfolio
                    First Trust Technology Portfolio

                    1001 Warrenville Road, Suite 300
                         Lisle, Illinois  60532
                         Telephone 800-621-1675

           Notice of Joint Special Meeting of Interest Holders

                            January 14, 2000

To the holders of interests of the above-named Funds:

Notice is hereby given that a Joint Special Meeting of interest holders of The Dow (sm) Target 5 Portfolio, The Dow (sm) DART 10 Portfolio, Global Target 15 Portfolio, S&P Target 10 Portfolio, NASDAQ Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust
Internet Portfolio, First Trust Pharmaceutical Portfolio and First Trust Technology Portfolio, each of which is a series of the First Defined Portfolio Fund, LLC (the "Fund," and each series is referred to herein as a "Series") will be held in the office of the Fund, 1001 Warrenville
Road, Suite 300, Lisle, Illinois, on Friday, January 14, 2000, at 2:00 p.m., Central time, or at such adjourned time, for the following purposes:

For interest holders of each Series:

           1. To approve a new Investment Advisory and Management Agreement between First Trust Advisors L.P. and the Fund on behalf of its respective Series; and

           2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Interest holders of record on November 19, 1999 are entitled to notice of and vote at the meeting or an adjourned meeting. Accordingly, an owner of variable annuity contracts will be entitled to vote only if he or she had account value in their Defined Investments Annuity allocated to a sub-account investing in a Series at the close of business on November 19, 1999.

Please complete and return the enclosed voting instruction form, even if you expect to be present at the meeting. You may still vote in person if you attend the meeting.

By Order of the Board of Trustees

                                            /s/  W. Scott Jardine
                                            ______________________
                                            W. Scott Jardine
                                            Secretary
                                            First Defined Portfolio Fund, LLC

December 15, 1999


                    First Defined Portfolio Fund, LLC

                      The Dow (sm) Target 5 Portfolio
                       The Dow (sm) DART 10 Portfolio
                       Global Target 15 Portfolio
                         S&P Target 10 Portfolio
                       NASDAQ Target 15 Portfolio
                First Trust 10 Uncommon Values Portfolio
                      First Trust Energy Portfolio
                First Trust Financial Services Portfolio
                     First Trust Internet Portfolio
                  First Trust Pharmaceutical Portfolio
                    First Trust Technology Portfolio

                    1001 Warrenville Road, Suite 300
                         Lisle, Illinois  60532
                         Telephone 800-621-1675

                             Proxy Statement

                           General Information

This joint proxy statement is furnished in connection with the solicitation by the Board of Trustees of the First Defined Portfolio
Fund, LLC (the "Fund") of proxies to be voted at a joint special meeting of holders of interests ("Interest holders") of The Dow (sm) Target 5 Portfolio, The Dow (sm) DART 10 Portfolio, Global Target 15 Portfolio, S&P Target 10 Portfolio, NASDAQ Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Internet Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio, each a series of the Fund (collectively referred to herein as the "Series") to be held on Friday, January 14, 2000, at 2:00 p.m., Central time, in the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois, and at any adjournments thereof (the "Meeting"). This solicitation includes all interests in a Series attributable to contract owners' interests in American Skandia Life Assurance Corporation Variable
Account B ("Account B"). The purpose of the Meeting is for the Interest holders of each Series to approve a new investment advisory and management agreement between First Trust Advisors L.P. ("First Trust") and the Fund, on behalf of its respective Series.

The Board of Trustees of the Fund has determined that the use of this joint proxy statement for each Series is in the best interest of each Series and its investors in light of the same matters being considered and voted on by the Interest holders. The cost of preparing, printing and mailing the accompanying notice, proxy statement, and accompanying voting instructions form, and all other costs in connection with the solicitation of proxies will be paid by First Trust. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone, telegraph or electronic means such as e-mail, or in person by an officer of the Fund, by officers or employees of the Fund's principal underwriter, Nike Securities L.P., or the Fund's investment adviser, First Trust, or officers or agents of American Skandia Life Assurance Corporation ("American Skandia"). This proxy statement and proxy is first being mailed to American Skandia and contract owners on or about December 15, 1999.

                        Voting Instructions

The Fund is organized as a Delaware limited liability company and, as such, does not issue shares of stock. Instead, ownership rights are contained in membership interests (the "Interests"). Interests of the Series are sold only to Account B to fund the benefits of variable annuity contracts issued by American Skandia. Although American Skandia, through Account B, legally owns all of the Interests of each Series of the Fund, American Skandia will vote all such Interests in accordance with the voting instructions timely given by the owners ("Contract owners") of the contracts with assets invested in a Series of the Fund. Because Contract owners are indirectly invested in one or more Series through their contracts and have the right to instruct American Skandia how to vote Interests of these Series on all matters requiring a vote of Interest holders, Contract owners should consider themselves Interest holders for purposes of this Proxy Statement. Contract owners at the close of business on November 19, 1999 (the "record date") will be en-titled to notice of the Meeting and to instruct American Skandia how to vote at the Meeting or any adjourned session.

Contract owners may use the voting instructions form as a ballot to give American Skandia the voting instructions for those shares attributable to their contracts as of the record date. When the Contract owner completes the voting instructions form and sends it to American Skandia, American Skandia votes the shares attributable to the variable annuity contract of the Contract owner in accordance with the Contract owner's instructions. If the Contract owner merely signs and returns the form, American Skandia will vote those shares in favor of the proposal. If the Contract owner does not return the form, American Skandia will vote those shares in the same proportion as shares for which instructions were received from other Contract owners. American Skandia has fixed the close of business on January 7, 2000 as the last day for which voting instructions will be accepted.

If you are a Contract owner with assets invested in more than one Series, you will receive a separate form of voting instructions for each Series, and you should complete and return each form of voting instructions you receive.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Fund receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Fund, a superseding voting instructions form or written notice of revocation.
Only the Contract owner executing the voting instructions can revoke them. In addition, a Contract owner present at the Meeting may withdraw his/her voting instructions form and vote in person. (Mere attendance at the Meeting will not revoke the voting instructions, however.) American Skandia will vote the Interests of the Series of the Fund in accordance with all properly executed and unrevoked voting instructions received in time for the Meeting.

                    Outstanding Shares and Quorum

As of November 19, 1999, there were issued and outstanding the following number of Interests for each Series:

Series                                             Interests Outstanding
______                                             _____________________
The Dow (sm) Target 5 Portfolio                     9,987.837
The Dow (sm) DART 10 Portfolio                     10,950.023
Global Target 15 Portfolio                         25,684.942
S&P Target 10 Portfolio                            15,167.302
NASDAQ Target 15 Portfolio                         12,363.093
First Trust 10 Uncommon Values Portfolio           10,647.504
First Trust Energy Portfolio                        9,989.543
First Trust Financial Services Portfolio            9,990.925
First Trust Internet Portfolio                     10,087.556
First Trust Pharmaceutical Portfolio                9,989.845
First Trust Technology Portfolio                    9,989.847

To the knowledge of the Fund, as of November 19, 1999, the following Contract owners were known to own beneficially more than 5% of the Interests of each Series listed:

                                                                    Amount of               Percentage
                                          Name and Address          Beneficial              of Series
Series                                    of Beneficial Owner       Ownership               Interests
______                                    ___________________       ___________             ___________
The Dow (sm) Target 5 Portfolio           Nike Securities L.P.      $ 85,279.46             100%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310
___________________________________________________________________________________________________________
The Dow (sm) DART 10 Portfolio            Nike Securities L.P.      $ 96,064.84             91.23%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310

                                          Ms. Rosa Warren           $  9,233.82              8.76%
                                          520-1/2 Placer Drive
                                          Grand Junction, CO 81504
___________________________________________________________________________________________________________
Global Target 15 Portfolio                Nike Securities L.P.      $230,175.75             97.24%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310
___________________________________________________________________________________________________________
S&P Target 10 Portfolio                   Nike Securities L.P.      $108,747.43             65.87%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310

                                          Ms. Rosa Warren           $ 32,994.35             19.99%
                                          520-1/2 Placer Drive
                                          Grand Junction, CO 81504

                                          Mr. Richard K. Laible     $ 23,339.89              14.14%
                                          588 Village Way
                                          Grand Junction, CO 81503
___________________________________________________________________________________________________________
NASDAQ Target 15 Portfolio                Nike Securities L.P.      $122,229.12              80.81%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310

                                          Ms. Rosa Warren           $ 15,731.51              10.40%
                                          520-1/2 Placer Drive
                                          Grand Junction, CO 81504

                                          Mr. Richard K. Laible     $ 12,755.55               8.43%
                                          588 Village Way
                                          Grand Junction, CO 81503
___________________________________________________________________________________________________________
First Trust 10 Uncommon Values Portfolio  Nike Securities L.P.      $107,449.27              93.83%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310

                                          Ms. Rosa Warren           $  6,763.84               5.90%
                                          520-1/2 Placer Drive
                                          Grand Junction, CO 81504
___________________________________________________________________________________________________________
First Trust Energy Portfolio              Nike Securities L.P.      $112,442.41              100%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310
___________________________________________________________________________________________________________
First Trust Financial Services Portfolio  Nike Securities L.P.      $112,342.60              100%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310
___________________________________________________________________________________________________________
First Trust Internet Portfolio            Nike Securities L.P.      $129,719.02              99.03%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310
___________________________________________________________________________________________________________


Page

First Trust Pharmaceutical Portfolio      Nike Securities L.P.      $107,349.44              100%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310
___________________________________________________________________________________________________________
First Trust Technology Portfolio          Nike Securities L.P.      $119,432.85              100%
                                          1001 Warrenville Road
                                          Lisle, IL 60532-4310
___________________________________________________________________________________________________________

Nike Securities L.P. intends to vote all the Interests of each Series attributable to it under its variable annuity contract for approval of the new investment advisory and management agreement.

As of November 19, 1999, the Trustees and officers of the Fund, in the aggregate, beneficially-owned under a contract less than 1% of the Interests of each Series.

A quorum of Interest holders of the Fund is required to take action at the Meeting. Under the Fund's by-laws, thirty percent (30%) of the voting power of Interests entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum at that Meeting for the transaction of business.

For the Interest holders to approve the proposal described in this proxy for a Series, the proposal must receive the favorable vote of a majority of the outstanding shares of the Series. When used in this proxy statement, "a majority of the outstanding voting shares" means the affirmative vote of the lesser of:

          (1) 67% or more of the issuer's voting Interests present at the Meeting if the holders of more than 50% of the issuer's outstanding voting Interests are present in person or represented by proxy; or

          (2)  more than 50% of the issuer's outstanding voting Interests.

Interests beneficially held by Contract owners present in person or proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issue before the Meeting. Any proposal that is approved by Interest holders of a Series will be implemented with respect to that Series notwithstanding the outcome of the vote on any other Series.

Each Interest in a Series is entitled to one vote and fractional votes will be counted. The number of Interests of a Series attributable to each owner of a contract is determined by dividing, as of the record date, the value of the accumulation units under the contract in the corresponding investment option by the net asset value of one Interest of the applicable Series.

             Proposal 1. Approval of New Investment Advisory
                          and Management Agreement

                                   General

First Trust provides investment advisory services to each Series of the Fund pursuant to an Investment Advisory and Management Agreement that was approved by Trustees of the Fund on September 20, 1999 and Interest holders of each Series on October 4, 1999. First Trust is an Illinois limited partnership, is registered as an investment adviser under the Investment Advisers Act of 1940 ("Adviser Act") and is located at 1001 Warrenville Road, Lisle, Illinois 60532. First Trust has been providing advisory services to each Series since their inception on September 30, 1999. First Trust serves as subadvisor for 27 mutual funds and is also the portfolio supervisor of unit investment trusts sponsored by Nike Securities L.P. ("Nike Securities"), some of which are substantially similar to the Series of the Fund. For additional information regarding these similar funds, including their asset size and the advisory fees, please see Appendix A. Nike Securities, 1001 Warrenville Road, Lisle, Illinois 60532, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities is the sponsor and underwriter of the Interests of the Series and has sponsored or underwritten approximately $24 billion of investment company shares. The Administrator of the Fund is American Skandia, One Corporate Drive, Shelton, CT 06484-0883.

The principal executive officer and general partner of First Trust and their respective principal occupations is set forth in the chart below. The mailing address of the officer and general partner is 1001
Warrenville Road, Suite 300, Lisle, Illinois 60532.

Name and Position with First Trust                               Principal Occupation
__________________________________                               ____________________

Ronald Dean McAlister, President (1)                             Managing Director, Nike Securities

Nike Securities Corporation, General Partner                     Providing investment advisory and broker/dealer services
                                                                 through its various interests
____________________

(1) Limited partner of Grace Partners of DuPage L.P., the limited partner of First Trust.

The following officers and trustees of the Fund also hold a position with First Trust, as indicated below:

                                                                                   Position and Office
Name                        Position and Office with Fund                          with First Trust
____                        _____________________________                          __________________
James A. Bowen (1)          President, Chairman of the Board, Chief Executive      Managing Director
                            Officer and Trustee

Mark R. Bradley (1)         Treasurer, Controller, Chief Financial Officer and     Chief Financial Officer and Senior Vice
                            Chief Accounting Officer                               President

Susan M. Brix               Assistant Vice President                               Assistant Portfolio Manager

Robert F. Carey             Vice President                                         Senior Vice President

David B. Field              Vice President                                         Senior Vice President and Chief
                                                                                   Investment Officer

W. Scott Jardine            Secretary                                              Senior Vice President and General Counsel

____________________

1 Limited partner of Grace Partners of DuPage L.P., the limited partner of First Trust.

                         The Change of Control

The Fund is registered and regulated as an investment company under the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act provides that an investment company's investment advisory agreement terminates automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any person controlling an investment adviser is deemed to be an assignment. As described further below, the control of First Trust has changed and the existing advisory contract has terminated as a result of that change.

First Trust is a limited partnership with one limited partner, Grace
Partners of DuPage L.P., and one general partner, Nike Securities Corporation, each of which is located at 290 South County Farm Road, 3rd floor, Wheaton, Illinois, 60187. Grace Partners of DuPage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation that was controlled by Robert Donald Van Kampen. On October 29, 1999, Mr. Van Kampen passed away. At the time of his death, the stock of Nike Securities Corporation was held by two members of the Van Kampen family and two trusts of which Van Kampen family members were the beneficiaries. More specifically, Kristen Joy Wisen owns 25%, Karla Van Kampen-Pierre owns 25% and the Robert D. Van Kampen Trust and the Judith Van Kampen Trust each owned 25% of Nike Securities Corporation. Pursuant to a voting agreement, Mr. Van Kampen had power to vote the shares held by Mrs. Wisen, Mrs. Van Kampen-Pierre and the Judith Van Kampen Trust. Mr. Van Kampen therefore had the power to vote approximately 75% of the securities of Nike Securities Corporation. Upon his death this voting power transferred to his wife, Judith Van Kampen. The 1940 Act presumes that bene-ficial ownership of more than 25% of a company's stock gives the owner "control" over the company. This technical change of control has caused the Fund's existing advisory and management agreement with First Trust to terminate on October 29, 1999.

To provide for continuity of investment advisory services to the Fund and its Series as a result of the change in control of First Trust, the Trustees, including the Trustees who are not "interested" persons of the Fund, First Trust, Nike Securities or Nike Securities Corporation at a meeting held on November 16, 1999, voted to approve, a new investment advisory and management contract (the "New Advisory Contract") with First Trust pursuant to Rule 15a-4 under the 1940 Act. Under that Rule, the New Advisory Contract will terminate on February 26, 2000, if it is not approved by Interest holders. During the period from October 29, 1999 to February 26, 2000, First Trust agreed to continue to provide services to each Series on the same terms as in the existing advisory agreement. The Board of Trustees of the Fund is now asking Interest holders of each Series to approve the New Advisory Contract for their respective Series.

Material Terms of the New Advisory Contract

Under the New Advisory Contract, First Trust will continue to provide investment portfolio management services to each Series. Approval of the New Advisory Contract will not increase the advisory fee rate paid by a Series. There have been no changes to the advisory agreement since the Interest holders approved it on October 4, 1999. In effect, the New Advisory Contract is identical to the agreement that was in effect prior to the technical change of control in First Trust. Therefore, the following description of the New Advisory Contract also describes the agreement that was in force prior to the technical change in control. The discussion of the New Advisory Contract, however, is only a summary of the form of the contract attached to the proxy statement as Appendix
B.  You should read the entire form of contract.

First Trust is responsible for supervising and directing the investments of each Series in accordance with each Series' investment objectives, program, and restrictions as set forth in the Fund's prospectus and statement of additional information. Pursuant to the New Advisory Contract, First Trust will continue to furnish continuous advice and recommendations to each Series with respect to acquisition, holding or disposition of assets; attend meetings and provide reports, at the Fund's request, to keep Trustees and appropriate officers of the Fund fully informed of each Series' investment portfolio, investment recommendations and the basis for these recommendations; and to supervise the management of the Series' investments in accordance with the direction of the appropriate officers of the Fund and Trustees.

Subject to any instructions or policies given by the Fund, First Trust will also select broker-dealers to execute the portfolio transactions of each Series and is authorized to pay brokerage commissions in excess of that which another broker might charge for effecting the same transaction so long as First Trust determines in good faith that such amount is reasonable in relation to the value of brokerage and research services provided by such broker or dealer, in terms of the particular transaction or the overall responsibilities of First Trust. First Trust is also responsible for compliance with certain diversification requirements the Internal Revenue Code of 1986, as amended, imposes on investments in underlying variable annuity contracts.

Under the New Advisory Contract, First Trust agrees to pay all costs of office equipment, and personnel necessary for and allocable to the performance of the obligations of First Trust, and all reasonable fees, charges and expenses and all reasonable compensation of all officers and Trustees of the Fund relating to the performance of their duties to the Series (other than Trustees who are not "interested persons" of the Fund) and excluding any amounts owed to officers for duties arising apart from their office.

The Fund pays for its own operating expenses including, but not limited to: custodial, transfer agent, administrative, accounting and legal fees; costs incurred by the disinterested Trustees; costs of officers for duties performed on behalf of the Series apart from their office; brokerage commissions; taxes; license fees; costs of registering Interests with the Securities and Exchange Commission ("SEC") and with the states and the maintenance of such registration or qualification; costs of preparing, printing and mailing prospectuses, statements of additional information, and other reports to Interest holders; costs of Trustees' and Interest holders' meetings, including preparing, printing and mailing all information and documents to Interest holders; membership costs with trade associations; and costs of filing annual and other reports with the SEC or other regulators. First Trust, however, continues to agree to waive fees and reimburse expenses through September 30, 2000 to prevent each Series' Total Annual Operating Expenses (excluding brokerage expenses and extraordinary expenses) from exceeding 1.47% of the average daily net asset value of such Series.

The New Advisory Contract also provides that First Trust, its partners, directors, officers, employees, and certain other persons performing specific functions for a Series will only be liable to a Series for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the agreement.

For the services provided, each Series will pay First Trust an annual fee of 0.60% of its respective average daily net assets.

Unless modified or terminated, the New Advisory Contract will continue with respect to each Series for two years, and thereafter from year to year but only so long as such continuance is specifically approved at least annually by the Trustees, including a majority of the Trustees who are not parties to such agreement or interested parties of any such party (the "Disinterested Trustees"), or by the affirmative vote of a majority of the outstanding voting interests of the applicable Series. The New Advisory Contract also provides that it may be terminated at any time without penalty upon 60 days' notice to First Trust by a majority of the Disinterested Trustees or by the vote of a majority of the outstanding voting Interests of a Series with respect to that Series. The agreement also may be terminated by First Trust on 60 days' notice to the Fund. The agreement automatically terminates in the event of its assignment.

Trustees' Evaluation

The Trustees have considered several factors relating to the New Advisory Contract with First Trust and believe that it would be in the best interests of the Fund, each Series and their Interest holders that the New Advisory Contract with First Trust be approved to permit First Trust to continue to serve as each Series' adviser. In making this determination, the Trustees considered First Trust's qualifications as an investment adviser, the adviser's performance history, the nature of the services provided in the past and to be provided to each Series by First Trust, and First Trust's investment strategy. The Trustees also considered the fact that the change in control is not expected to result in any changes to the investment philosophy at First Trust or the management of First Trust of each Series' investments. The Trustees approved the advisory fee to be paid and believe the New Advisory Contract and the proposed advisory fee to be reasonable and fair, and the appointment of First Trust to be in the best interests of the Interest holders.

Trustee's Recommendations

The Trustees, including all of the independent Trustees, recommend that Interest holders vote FOR the proposal.

                           Other Business

Management does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Fund is not required to hold and will not ordinarily hold annual Interest holders' meetings. Special meetings of the Interest holders, however, may be called for any purpose by the Chairman of the Board, the President of the Fund, two or more Trustees, or at the written request of Interest holders who have at least 10% of the Interests entitled to vote at the meeting.

Pursuant to rules adopted by the SEC, an Interest holder may include in proxy statements relating to annual and other meetings of the Interest holders of the Fund certain proposals for action by Interest holders which he or she intends to introduce at such meetings; provided, among other things, that such proposal must be received by the Fund a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                              W. Scott Jardine
                                              Secretary

                               Appendix A

The charts below set forth the asset size as of November 5, 1999 and fee rate of each open-end investment company or series thereof which First Trust subadvises that has a similar investment methodology to the Series listed. Because First Trust serves as a subadvisor to these funds and an unaffiliated person serves as investment adviser, First Trust only receives a portion of the advisory fee assessed. The chart therefore reflects the full advisory fee charged to each fund and the sub-advisory fee paid to First Trust from this advisory fee.

                                       Series: The Dow (sm) Target 5 Portfolio
                                                                                                      Fee Rate
                                                                                                      ________
                                                                                            Advisory          Sub-advisory
Similar Funds                               Asset Size                                      Fee               Fee
_____________                               __________                                      ________          ____________
PFL Endeavor Target Account - The

Dow (sm) Target 5 SubAccount                $28,256,173                                     .75%              .35%

The Dow (sm) Target Variable Fund LLC       $   603,192                                     .60%              .35%

JNL Variable Fund LLC  -                    $ 2,733,013   Assets under management under
JNL/First Trust The Dow (sm) Target                       $500 million                      .75%              .35%
5 Series
                                                          $500 million-$1 billion           .70%              .30%
                                                          More than $1 billion              .65%              .25%

                                       Series: Global Target 15 Portfolio
                                                                                                      Fee Rate
                                                                                                      ________
                                                                                            Advisory          Sub-advisory
Similar Funds                               Asset Size                                      Fee               Fee
_____________                               __________                                      ________          ____________

JNL Variable Fund LLC - JNL/First           $1,636,789   Assets under management under
Trust Global Target 15 Series                            $500 million                       .75%              .35%

                                                         $500 million-$1 billion            .70%              .30%

                                                         More than $1 billion               .65%              .25%

                                            Series:  S&P Target 10 Portfolio
                                                                                                      Fee Rate
                                                                                                      ________
                                                                                            Advisory          Sub-advisory
Similar Funds                               Asset Size                                      Fee               Fee
_____________                               __________                                      ________          ____________

JNL Variable Fund LLC - The S&P             $5,272,579   Assets under management under
Target 10 Series                                         $500 million                       .75%               .35%

                                                         $500 million-$1 billion            .70%               .30%

                                                         More than $1 billion               .65%               .25%

                                             Series:  First Trust Technology Portfolio
                                                                                                      Fee Rate
                                                                                                      ________
                                                                                            Advisory          Sub-advisory
Similar Funds                               Asset Size                                      Fee               Fee
_____________                               __________                                      ________          ____________
JNL Variable Fund LLC - JNL/First           $3,628,610   Assets under management under
Trust Technology Sector Series                           $500 million                       .75%              .35%

                                                         $500 million-$1 billion            .70%              .30%

                                                         More than $1 billion               .65%              .25%

                                          Series:  First Trust Pharmaceutical Portfolio
                                                                                                      Fee Rate
                                                                                                      ________
                                                                                            Advisory          Sub-advisory
Similar Funds                               Asset Size                                      Fee               Fee
_____________                               __________                                      ________          ____________
JNL Variable Fund LLC-                      $2,728,773   Assets under management under
JNL/First Trust                                          $500 million                       .75%              .35%
Pharmaceutical/Healthcare Sector
Series
                                                         $500 million-$1 billion            .70%               .30%

                                                         More than $1 billion               .65%               .25%

                                    Series:  First Trust Financial Services Portfolio
                                                                                                      Fee Rate
                                                                                                      ________
                                                                                            Advisory          Sub-advisory
Similar Funds                               Asset Size                                      Fee               Fee
_____________                               __________                                      ________          ____________

JNL Variable Fund LLC - JNL/First           $2,187,592   Assets under management under
Trust Financial Sector Series                            $500 million                       .75%              .35%

                                                         $500 million-$1 billion            .70%              .30%

                                                         More than $1 billion               .65%              .25%

                                    Series:  First Trust Energy Portfolio
                                                                                                      Fee Rate
                                                                                                      ________
                                                                                            Advisory          Sub-advisory
Similar Funds                               Asset Size                                      Fee               Fee
_____________                               __________                                      ________          ____________
JNL Variable Fund LLC - JNL/First           $1,211,744   Assets under management under
Trust Energy Sector Series                               $500 million                       .75%              .35%
                                                         $500 million-$1 billion            .70%              .30%
                                                         More than $1 billion               .65%              .25%

Appendix B

                    FIRST DEFINED PORTFOLIO FUND, LLC

             Investment Advisory And Management Agreement

This Investment Advisory and Management Agreement (the "Agreement") made this 16th day of November, 1999, by and between First
Defined Portfolio Fund, LLC, a Delaware limited liability company (the "Company"), on behalf of each series (each a "fund" and collectively, the "funds") of the Company, and First Trust Advisors L.P. (the
"Adviser"), an Illinois limited partnership.

WHEREAS, the Company and the Adviser wish to enter into this Agreement setting forth the terms and conditions under which the Adviser will perform certain investment advisory and management services for the funds listed in Schedule A attached hereto, and be compensated for such services by the funds.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, the Company and the Adviser hereby agree as follows:

Section 1.  INVESTMENT ADVISORY SERVICES.

1.1 During the Term (as such term is defined in Section 5 hereof) of this Agreement, the Adviser shall serve as the investment adviser (within the meaning of the Investment Advisers Act of 1940, as amended) of the funds. In such capacity, the Adviser shall render the following services and perform the following functions for and on behalf of the funds:

(a) Furnish continuous advice and recommendations to the funds with respect to the acquisition, holding or disposition of any or all of the securities or other assets which the funds may own or contemplate acquiring from time to time;

(b) Cause its officers to attend meetings and furnish oral or written reports, as the Company reasonably may request, in order to keep the Trustees and appropriate officers of the Company fully informed regarding the investment portfolios of the funds, the investment recommendations of the Adviser, and the considerations which form the basis for such recommendations; and

(c) Supervise the management of the fund's investments, including the purchase, sale, retention or lending of securities and other investments in accordance with the direction of the appropriate officers of the Company.

1.2 The services of the Adviser to the funds are not exclusive, and nothing contained herein shall be deemed or construed to prohibit, limit, or otherwise restrict the Adviser from rendering investment or other advisory services to any third person, whether similar to those to be provided to the funds hereunder or otherwise.

Section 2.  COMPENSATION OF ADVISER.

2.1 For its services hereunder, each fund shall pay the Adviser an annual fee (the "Fee") as set forth in Schedule B. The Fee will be computed daily and payable monthly in arrears.

2.2 Notwithstanding the provisions of Section 2.1 hereof, the amount of the Fee to be paid with respect to the first and last months of this Agreement shall be pro rated based on the number of calendar days in such quarter.

2.3 The Adviser may voluntarily waive Fees or reimburse expenses at any time. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the fund within the following three years, to the extent such reimbursement by the fund would not cause the fund to exceed any current expense limitation.

Section 3.  EXPENSES PAID BY THE ADVISER.

3.1 Subject to the provisions of Section 3.2 hereof, the Adviser shall pay the following expenses relating to the management and operation of the funds:

(a) All reasonable fees, charges, costs and expenses and all reasonable compensation of all officers and Trustees of the funds relating to the performance of their duties to the funds; provided, however, that the Adviser shall not pay any such amounts to any Outside Trustees (for purposes of this Agreement, an "Outside Trustee" is any Trustee of the Company who is not an "Interested Person," within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")); and provided, further, that in the event that any person serving as an officer of the Company has both executive duties attendant to such office and administrative duties to the Company apart from such office, the Adviser shall not pay any amounts relating to the performance of such duties;

(b) All costs of office equipment and personnel necessary for and allocable to the performance of the obligations of the Adviser hereunder.

3.2 Except as provided in this Section, nothing contained in this Agreement shall be deemed or construed to impose upon the Adviser any obligation to incur, pay, or reimburse the funds for any other costs of or relating to the funds.

Section 4.  EXPENSES PAID BY THE FUNDS.

4.1 Except as provided in Section 3 hereof, the funds hereby assume and shall pay all fees, costs and expenses incurred by, or on behalf, or for the benefit of the funds, including without limitation:

(a)       All costs of any custodian or depository;

(b) All costs for bookkeeping, accounting, pricing and auditors' services;

(c) All costs of leased office space of or allocable to the funds within the offices of the Adviser or in such other place as may be mutually agreed upon between the parties from time to time;

(d) All costs of any transfer agent and registrar of interests of the funds ("Interests");

(e) All costs incurred by any Outside Trustee of the Company in connection with the performance of his duties relating to the affairs of the Company in such capacity as an Outside Trustee of the Company, and costs relating to the performance by any officer of the Company, performing duties on behalf of the funds apart from such office, all in accordance with Section 3.1 (a) hereof;

(f) All brokers' commissions and other costs incurred in connection with the execution of the funds' portfolio transactions;

(g) All taxes and other costs payable by or on behalf of the funds to federal, state or other governmental agencies;

(h) All costs of printing, recording and transferring certificates representing Interests;

(i) All costs in connection with the registration of the funds and the Interests with the Securities and Exchange Commission ("SEC"), and the continuous maintenance of the effectiveness of such registrations, and the registration and qualification of Interests of the funds under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses and statements of additional information for filing with the SEC and other authorities;

(j) All costs of preparing, printing and mailing prospectuses, statements of additional information and reports to holders of Interests;

(k) All costs of Interest holders' and Trustees' meetings and of preparing, printing and mailing all information and documents, including without limitation all notices, financial reports and proxy materials, to holders of Interests;

(l) All costs of legal counsel for the Company and for Trustees of the Company in connection with the rendering of legal advice to or on behalf of the funds, including, without limitation, legal services rendered in connection with the funds' existence, corporate and financial structure and relations with its Interest holders, registrations and qualifications of securities under federal, state and other laws, issues of securities, expenses which the funds have herein assumed whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Company, Trustees, or officers of the Company relating to the affairs of the funds, employees or agents of the funds;

(m) All costs of licenses to utilize trademarks, trade names, service marks or other proprietary interests;

(n)       All costs associated with membership in trade associations; and

(o) All costs of filing annual and other reports with the SEC and other regulatory authorities.

In the event that the Adviser provides any of the foregoing services or pays any of these expenses, the funds promptly shall reimburse the Adviser therefor.

Section 5.  TERM; TERMINATION.

5.1 This Agreement shall continue in effect, unless sooner terminated in accordance with the provisions of Section 5.2, for a period of two years beginning the date hereof, and shall continue in effect from year to year thereafter (collectively, the "Term"); provided, however, that any such continuation shall be expressly approved at least annually either by the Trustees, including a majority of the Trustees who are not parties hereto or Interested Persons of any such party, cast at a meeting called for the purpose of voting on such renewal, or the affirmative vote of a majority of the Outstanding Voting Securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of the funds.

(a) Any continuation of this Agreement pursuant to Section 5.1 hereof shall be deemed to be specifically approved if such approval occurs:

(i) with respect to the first continuation hereof, during the 60 days prior to and including the earlier of (A) the date specified herein for the termination of this Agreement in the absence of such approval, or (B) the second anniversary of the execution of this Agreement; and

(ii) with respect to any subsequent continuation hereof, during the 60 days prior to and including the first anniversary of the date upon which the most recent previous annual continuance of this Agreement became effective; or

(iii) at such other date or time provided in or permitted by Rule 15a-2 under the 1940 Act.

5.2 This Agreement may be terminated at any time, without penalty, as follows:

(a) By a majority of the Trustees of the Company who are not parties hereto or Interested Persons of any such party, or by the affirmative vote of a majority of the Outstanding Voting Securities of the Company, upon at least 60 days' prior written notice to the Adviser at its principal place of business; and

(b) By the Adviser, upon at least 60 days' prior written notice to the Company at its principal place of business.

Section 6.  RETENTION OF CONTROL BY FUNDS.

The Company acknowledges that the investment advice and recommendations to be provided by the Adviser hereunder are advisory in nature only.
The Company further acknowledges that, at all times during the Term hereof, the funds (and not the Adviser) shall retain full control over the investment policies of the funds. Nothing contained herein shall be deemed or construed to limit, prohibit or restrict the right or ability of the Trustees of the Company to delegate to the appropriate officers of the Company, or to a committee of Trustees of the Company, the power to authorize purchases, sales or other actions affecting the portfolios of the funds between meetings of the Trustees of the Company; provided, however, that all such purchases, sales or other actions so taken during such time shall be consistent with the investment policies of the funds and shall be reported to the Board of Trustees of the Company at its next regularly scheduled meeting.

Section 7.  BROKERS AND BROKERAGE COMMISSIONS.

7.1 For purposes of this Agreement, brokerage commissions paid by the funds upon the purchase or sale of the funds' portfolio securities shall be considered a cost of securities of the funds and shall be paid by the funds in accordance with Section 4.1(e) hereof.

7.2 The Adviser shall place funds portfolio transactions with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that the Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, in terms of either that particular transaction or the overall responsibilities of the Adviser.

7.3 In placing portfolio business with broker-dealers for or on behalf of the funds, the Adviser shall seek the best execution of each such transaction, and all such brokerage placements shall be consistent with the Rules of Conduct of NASD Regulation, Inc. Notwithstanding the foregoing, the funds shall retain the right to direct the placement of all portfolio transactions for or on behalf of the funds, and, in furtherance thereof, the funds may establish policies or guidelines to be followed by the Adviser in its placement of the funds' portfolio transactions pursuant to the foregoing provisions. The Adviser shall report to the Trustees of the Company at least on a quarterly basis regarding the placement of the funds' portfolio transactions.

7.4 The Adviser shall not deal with any affiliate in any transaction hereunder in which such affiliate acts as a principal, nor shall the Adviser, in rendering services to the funds hereunder, execute any negotiated trade with any affiliate if execution thereof involves such affiliate's acting as a principal with respect to any part of an order for or on behalf of the funds.

Section 8.  ASSIGNMENT.

This Agreement may not be assigned by either party hereto.  This
Agreement shall terminate automatically in the event of any assignment (as such term is defined in Section 2(a)(4) of the 1940 Act). Any attempted assignment of this Agreement shall be of no force and effect.

Section 9.  AMENDMENTS.

This Agreement may be amended in writing signed by both parties hereto; provided, however, that no such amendment shall be effective unless approved by a majority of the Trustees of the Company who are not parties hereto or Interested Persons of any such party cast at a meeting called for the purpose of voting on such amendment and by the affirmative vote of a majority of the Outstanding Voting Securities of the funds.

Section 10.  LIABILITY.

The Adviser, its partners, directors, officers, employees, and certain other persons performing specific functions for a fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the Agreement.

Section 11.  SECTION 817(H) DIVERSIFICATION.

The Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), applicable to each fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts).

Section 12.  GOVERNING LAW.

This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois, without reference to the conflict of laws provisions thereof. In the event of any inconsistency between this Agreement and the 1940 Act, the 1940 Act shall govern, and the inconsistent provisions of this Agreement shall be construed so as to eliminate such inconsistency.

Section 13.  NON-LIABILITY OF CERTAIN PERSONS.

Any obligation of the Company hereunder shall be binding only upon the assets of the Company (or the applicable fund thereof) and shall not be binding upon any Trustee, officer, employee, agent, member or interest-holder of the Company. Neither the authorization of any action by any Trustee, officer, employee, agent, member or interest-holder of the Company nor the execution of this agreement on behalf of the Fund shall impose any liability upon any Trustee, officer, employee, agent, member or interest-holder of the Company.

Section 14.  USE OF ADVISER'S NAME.

The Company may use the name "First Defined Portfolio Fund, LLC" and the Portfolio names listed in Schedule A or any other name derived from the name "First Trust" or "Nike Securities" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Adviser as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Company will cease to use any name derived from the name "First Trust" or "Nike Securities" or otherwise connected with Adviser, or with any organization which shall have succeeded to Adviser's business as investment adviser.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

First Defined Portfolio Fund, LLC

By:  ___________________________

Name:___________________________

Title:___________________________

First Trust Advisors L.P.

By:  ___________________________

Name:___________________________

Title:___________________________

                               SCHEDULE  A

The Dow (sm) Target 5 Portfolio

The Dow (sm) DART 10 Portfolio

Global Target 15 Portfolio

S&P Target 10 Portfolio

NASDAQ Target 15 Portfolio

First Trust 10 Uncommon Values Portfolio

First Trust Energy Portfolio

First Trust Financial Services Portfolio

First Trust Pharmaceutical Portfolio

First Trust Technology Portfolio

First Trust Internet Portfolio

                               SCHEDULE  B

                                                         Fee Rate
                                                         ________

The Dow (sm) Target 5 Portfolio                           0.60%

The Dow (sm) DART 10 Portfolio                            0.60%

Global Target 15 Portfolio                                0.60%

S&P Target 10 Portfolio                                   0.60%

NASDAQ Target 15 Portfolio                                0.60%

First Trust 10 Uncommon Values Portfolio                  0.60%

First Trust Energy Portfolio                              0.60%

First Trust Financial Services Portfolio                  0.60%

First Trust Pharmaceutical Portfolio                      0.60%

First Trust Technology Portfolio                          0.60%

First Trust Internet Portfolio                            0.60%

                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees for the Joint Special Meeting of Interest Holders of The
         Dow (sm) Target 5 Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of The Dow (sm) Target 5 Portfolio, a series of the First Defined Portfolio Fund, LLC (the "Fund" and The Dow (sm) Target 5 Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in The Dow (sm) Target 5 Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series

2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.

                                      Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form.
When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees for the Joint Special Meeting of Interest Holders of The
         Dow (sm) DART 10 Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of The Dow (sm) DART 10 Portfolio, a series of the First Defined Portfolio Fund, LLC (the "Fund" and The Dow (sm) DART 10 Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in The Dow (sm) DART 10 Portfolio attributable to the undersigned at the Joint Special
Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.


                                     Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees for the Joint Special Meeting of Interest Holders of the Global Target 15 Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of the Global Target 15 Portfolio, a series of the First Defined Portfolio Fund, LLC (the "Fund" and the Global Target 15 Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in the Global Target 15 Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.

                                      Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.


                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees
        for the Joint Special Meeting of Interest Holders of the
         S&P Target 10 Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of the S&P Target 10 Portfolio, a series of the First Defined Portfolio Fund, LLC (the "Fund" and the S&P Target 10 Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in the S&P Target 10 Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.
                                      Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.


                        Voting Instructions Form

                    First Defined Portfolio Fun, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees for the Joint Special Meeting of Interest Holders of the NASDAQ Target 15 Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of the NASDAQ Target 15 Portfolio, a series of the First Defined Portfolio Fund, LLC (the "Fund" and the NASDAQ Target 15 Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in the NASDAQ Target 15 Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.

                                      Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.


                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees for the Joint Special Meeting of Interest Holders of the
 First Trust 10 Uncommon Values Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of the First Trust 10 Uncommon Values Portfolio, a series of the First Defined Portfolio Fund LLC (the "Fund" and the First Trust 10 Uncommon Values Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in the First Trust 10 Uncommon Values Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.

                                      Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees

        for the Joint Special Meeting of Interest Holders of the First Trust Energy Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of the First Trust Energy Portfolio, a series of the First Defined Portfolio Fund, LLC (the "Fund" and the First Trust Energy Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in the First Trust Energy Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.

                                      Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees for the Joint Special Meeting of Interest Holders of the
 First Trust Financial Services Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of the First Trust Financial Services Portfolio, a series of the First Defined Portfolio Fund, LLC (the "Fund" and the First Trust Financial Services Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in the First Trust Financial Services Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.

                                           Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.


                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees
        for the Joint Special Meeting of Interest Holders of the
      First Trust Internet Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of the First Trust Internet Portfolio, a series of the First Defined Portfolio Fund, LLC (the "Fund" and the First Trust Internet Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in the First Trust Internet Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.

                                      Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.


                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees for the Joint Special Meeting of Interest Holders of the
   First Trust Pharmaceutical Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of the First Trust Pharmaceutical Portfolio, a series of the First Defined Portfolio Fund LLC (the "Fund" and the First Trust Pharmaceutical Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in the First Trust Pharmaceutical Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.

                                      Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.


                        Voting Instructions Form

                    First Defined Portfolio Fund, LLC

        Please sign, date and return all Voting Instruction Forms received in the enclosed postage-paid envelope

         These Voting Instructions are solicited by the Trustees for the Joint Special Meeting of Interest Holders of the
     First Trust Technology Portfolio to be held on January 14, 2000

A Joint Special Meeting of Interest holders of the First Trust Technology Portfolio, a series of the First Defined Portfolio Fund, LLC (the "Fund" and the First Trust Technology Portfolio is a "Series") will be held at the office of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois (telephone 1-800-621-1675) at 2:00 p.m., Central time, on Friday, January 14, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal below as marked or, if not marked, to vote "For" the proposal below, and to use their discretion to vote on any other matter incident to the conduct of the Joint Special Meeting. If you do not intend personally to attend the Joint Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The undersigned, revoking all proxies heretofore given, hereby appoints James A. Bowen and W. Scott Jardine or any one of them as proxies, with full power of substitution in each, and hereby instructs the proxy or proxies appointed herein to vote the Interests held in the First Trust Technology Portfolio attributable to the undersigned at the Joint Special Meeting of Interest holders and at any adjournment thereof as fully as the undersigned would be entitled to vote if personally present, as follows:

Please fill in the appropriate box below:

                                                                              For              Against           Abstain
                                                                              ___              _______           _______
1. Approval of a new investment advisory and management agreement between First Trust Advisors L.P. and the Fund on behalf of the Series


2. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

Please be sure to sign and date this proxy and return it in the enclosed envelope.

                                      Date:
                                           ______________________

                                           ______________________
                                           Signature of Shareholder

                                           ______________________
                                           Signature of Joint owner, if any

Important: Please Sign Exactly as Your Name(s) Appear on this Form. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.